SUPPLEMENT DATED JULY 14, 2008
                  TO THE PROSPECTUSES DATED MARCH 31, 2008 FOR

                                PERSPECTIVE II(R)
                             PERSPECTIVESM L SERIES

        ISSUED BY JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK(R)
                        THROUGH JNLNY SEPARATE ACCOUNT I

THIS SUPPLEMENT UPDATES THE PROSPECTUS. PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE.

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*    Under THE FIXED ACCOUNT,  please add the following  paragraph to the end of that section.

     The DCA+ FIXED ACCOUNT OPTION, IF AVAILABLE, offers a fixed interest rate that we guarantee for a period of up to one year in connection with dollar-cost-averaging transfers to one or more of the Investment Divisions or systematic transfers to other Fixed Account Options. From time to time, we will offer special interest rates on the DCA+ Fixed Account Option. The DCA+ Fixed Account Option is only available for new premiums. DCA+ is not available to Contracts issued BEFORE JULY 14, 2008.

*    Under OTHER INFORMATION, please add the following subsection.

     SPECIAL DOLLAR COST AVERAGING (DCA+). DCA+ is only available to Contracts issued ON OR AFTER JULY 14, 2008. The DCA+ Fixed Account Option is a "source account" designed for dollar cost averaging transfers to Investment Divisions or systematic transfers to other Fixed Account Options. The DCA+ Fixed Account Option is credited with a special interest rate. If a DCA+ Fixed Account Option is selected, monies in the DCA+ Fixed Account Option will be systematically transferred to the Investment Divisions or other Fixed Account Options chosen over the DCA+ term selected. There is no charge for DCA+. We may discontinue the availability of DCA+ at any time and without notice. You should consult your Jackson representative with respect to the current availability of the Fixed Account Options and the availability of DCA+.






(To be used with NV4224 03/08 and NV5890 03/08)
                                                                 NVV1614NY 07/08

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